SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”), made this 24th day of August, 2007, by and on behalf of the following entities: (i) Eiger Technology Inc. (“Eiger” or the “Company”), a public company listed on the Toronto Stock Exchange (“AXA”); and (ii) Gerry Racicot (“Racicot”), the former President and Chief Executive Officer of Eiger. Eiger and Racicot are referred to collectively as the “Parties.” <?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

WHEREAS Racicot has retired from all offices and his directorship of Eiger following sixteen (16) years of service with the Company;

AND WHEREAS the Parties to this Agreement desire to settle the terms of Racicot’s retirement package;

AND WHEREAS due to cash flow issues faced by the Company, Racicot and the Company deferred the payment of certain obligations owed by the Company to Racicot’s management services company, 1040614 Ontario Ltd. for services provided;

AND WHEREAS the Parties wish to make arrangements for the satisfaction of such deferred obligations;

NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.                  Retirement Date

    The effective date of Racicot’s retirement from the Company is April 18, 2007 (the “Retirement Date”).

2.                  Retirement Payment

The Company has agreed to pay Racicot a retirement payment valued at five hundred thousand dollars ($500,000) of which ninety six thousand dollars ($96,000) has been paid by way of the Company transferring to Racicot 960,000 Newlook Industries Corp.’s common shares it owns at a deemed price of $.10 per share.  The Company will also pay Racicot four hundred and four thousand dollars ($404,000) for past services in cash.  Two payments of two hundred and two thousand dollars ($202,000) each are to be made payable to Racicot on September 30, 2007 and on November 30, 2007.

3.                  Back Pay

In respect of back pay owing by the Company to 1040614 Ontario Ltd., the Company will pay 1040614 Ontario Ltd.  a total sum of five hundred thirty eight thousand, three hundred twenty five dollars and thirty seven cents ($538,325.37), of which thirty-eight thousand three hundred twenty-five dollars and thirty seven cents ($38,325.37) has been paid and received by Racicot leaving a balance of five hundred thousand dollars ($500,000.00). The said back pay shall be payable in two instalments of two hundred and fifty thousand dollars ($250,000.00) each, the first such instalment due on January 31, 2008 and the second instalment being the final payment due on March 31, 2008.

4.                  Expense Cheques

The Company has paid and Racicot has received five thousand dollars ($5,000), representing reimbursement of outstanding expenses incurred by Racicot prior to the Retirement Date in the course of his duties to the Company.

    5.                  Additional Benefits

a)      The Company will continue to indemnify Racicot in respect of all public companies in accordance with the terms of the Indemnity Agreement attached hereto as Exhibit “A”;

b)      Notwithstanding Racicot’s retirement, any stock options already granted to Racicot shall continue in effect and shall expire on the expiry date set out in the original grant of such options.

    6.                  Security

To secure the obligation of the Company to Racicot herein set forth, the Company hereby grants to Racicot a general security interest pursuant to the Personal Property Security Act of Ontario providing to Racicot a security interest in all of the collateral of the Company ranking senior in priority to all liens, security interests, encumbrances and charges, other than those expressly consented to in writing by Racicot or, in existence at the time of execution of this Agreement.

7.                 Release by Racicot

In consideration of the terms of this Agreement, Racicot hereby agrees to release Eiger in accordance with the Release attached hereto as Exhibit B”.

8.                  Entire Agreement and Successors in Interest

This Agreement contains the entire agreement between the Parties with regard to the matter set forth herein and shall be binding upon and enure to the benefit of the executors, administrators, personal representatives, heirs, successors and assigns of each.

    9.                  Governing Law

This Agreement made and entered into in the Province of Ontario and shall in all respects be interpreted, enforced and governed under the laws of Ontario.

    10.              Counterparts

This Agreement may be signed in counterparts, each of which shall be deemed an original.  This Agreement may only be amended in writing, which amendment may also be signed in counterparts.

    11.              Severability

Should any covenant, condition or other provision contained herein be held invalid, void or illegal by any court of competent jurisdiction, it shall be deemed severable from the remainder of the Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained.  If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, it shall be deemed valid to the extent of the scope or breadth permitted by law.

    12.              Mutual Contribution

This Agreement was drafted by both of the Parties and, thus, shall not be construed against any party because that party initially drafted any particular provision.

    13.              Effectiveness

This Agreement shall become effective on execution.

    14.              Miscellaneous

(a)                This Agreement cannot be amended, altered, modified, waived or superseded, in the whole or in part, except by a written agreement so stating which is signed the Parties to this Agreement.

(b)               Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

(c)                Section headings are for convenience only and are not part of the Agreement.

(d)               Each person who executes this Agreement on behalf any party to the Agreement represents and warrants that he or she has been duly authorized by such party to execute the Agreement.

            IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth above.

            Eiger Technology Inc.

            /s/ John Simmonds                                                        /s/ Gerry Racicot

            _______________________                                      ___________________________

            Per:                                                                              Gerry Racicot

                           EXHIBIT A

CORPORATE INDEMNITY AGREEMENT

THIS AGREEMENT is dated effective as of the 24th day of August, 2007.

BET WEE N:

GERRY RACICOT, of Toronto, Ontario, M5H 3S1

(herein referred to as the "Director")

OF THE FIRST PART

- and -

EIGER TECHNOLOGY INC., NEWLOOK INDUSTRIES CORP. AND RACINO ROY ALE

(herein collectively referred to as the "Corporations")

OF THE SECOND PART

WHEREAS:

A.                 By the General By-Laws of the Corporations, the Corporations are required to indemnify a director or officer, a former director or officer or a person who acts or acted at the request of the Corporations as a director or officer of a body corporate of which the Corporations are or were a shareholder or creditor and his or her heirs and legal representatives against all costs, charges and expenses including, without limitation, an amount paid to settle an action or satisfy a judgment reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of having been a director or officer of such body corporate if:

(i)        he or she acted honestly and in good faith with a view to the best interests of the
Corporations; and

(ii)        in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

B.                 The Corporations have agreed to execute an agreement evidencing its indemnity of the Director to the fullest extent permitted by law.

NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the sum of [TEN DOLLARS ($10.00)] now paid by the Director to the Corporations (the receipt of which is hereby acknowledged) and for other good and valuable consideration, the parties hereto agree each with the other as follows:

1.                  Except in respect of an action by or on behalf of the Corporations to procure a judgment in its favour, the Corporations will indemnify and save harmless the Director and his or her heirs and legal representatives against all costs, charges and expenses, including, without limitation, an amount paid to settle any action or to satisfy a judgment reasonably incurred by him or her in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Corporations or a director or officer of a body corporate of which the Corporations are a shareholder or creditor, as long as he or she is or was acting as a director or officer of such body corporate at the request of the Corporations, if:

            (a)        the Director acted honestly and in good faith with a view to the best interests of the Corporations; and

            (b)        in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful.

2.                   For the purposes of section 1 hereof, the termination of any civil, criminal or administrative action or proceeding by judgment, order, settlement, conviction or similar or other result shall not of itself create a presumption either that the Director did not act honestly and in good faith with a view to the best interests of the Corporations or that; in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director did not have reasonable grounds for believing that his or her conduct was lawful.

3.                   In respect of an action by or on behalf of the Corporations or a body corporate of which the Corporations are or were a shareholder or creditor to procure a judgment in its favour to which the Director is made a party by reason of being or having been a director or officer of the Corporations or a director or officer of a body corporate at the Corporations' request, the Corporations will make application for approval of the appropriate court, as defined in the Business Corporations Act, (Ontario) (the "Act") to indemnify the Director and his or her heirs and legal representatives against all costs, charges and expenses reasonably incurred by him or her in connection with such action if:

            (a)        the Director acted honestly and in good faith with a view to the best interests of the Corporations; and

            (b)        in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful.

4.                   Notwithstanding anything in this Agreement, the Corporations shall indemnify the Director in respect of all costs, charges and expenses reasonably incurred by him or her in connection with the defence of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Corporations or a director or officer of a body corporate to which the Corporations are or were a shareholder or creditor, as long as he or she was so acting as a director or officer of such body corporate at the request of the Corporations, if:

            (a)        the Director was substantially successful on the merits in his or her defence of the action or proceeding;

            (b)        the Director acted honestly and in good faith with a view to the best interests of the Corporations; and

            (c)        in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful.

5.                  Subject as hereinafter provided, the Corporations will pay all expenses covered by this Agreement and incurred by the Director, his or her heirs and legal representatives, in defending any civil, criminal or administrative action or proceeding to which the Director or his or her heirs and legal representatives are made a party by reason of the Director's being or having been a director or officer of the Corporations or a director or officer of a body corporate of which the Corporations are a shareholder or creditor if he or she was so acting as a director or officer of such body corporate at the request of the Corporations, in advance of the final disposition of such action or proceeding. Inrespect of an action by or on behalf of the Corporations to procure a judgment in its favour and in respect of which the Corporations are obliged by section 3 hereof to make application for approval of the appropriate court, as defined in the Act, to indemnify the Director or his or her heirs and legal representatives, the Corporations shall pay all such expenses in advance of the final disposition of such action or proceeding only upon receipt of an undertaking satisfactory to the Corporations by or on behalf of the Director or his or her heirs or legal representatives, to repay such amount if such appropriate court determines that the Director or his or her heirs or legal representatives is not entitled to be indemnified.

6.                  This Agreement shall not operate to abridge or exclude any other rights, in law or in equity, to which the Director may be entitled by operation oflaw or under any statute, bylaw of the Corporations, agreement, vote of the shareholders of the Corporations, vote of disinterested directors of the Corporations or otherwise.

7.                  This Agreement and the benefit and obligation of all covenants herein contained shall enure to the benefit of and be binding upon the heirs, executors, administrators, legal personal representatives and successors and assigns of the Director and the successors and assigns of the Corporations.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the 24th day of August, 2007.

_______________________	/s/ GERRY RACICOT
WITNESS	Gerry Racicot

EIGER TECHNOLOGY, INC.
Per: /s/ John G. Simmonds
Name: John Simmonds
Title: Director
I/we have authority to bind the corporation

RACINO ROYALE, INC.
Per: /s/ John G. Simmonds
Name: John Simmonds
Title: Director
I/we have authority to bind the corporation

NEWLOOK INDUSTRIES CORP.
Per: /s/ Jason Moretto
Name: Jason Moretto
Title: Director
I/we have authority to bind the corporation

EXHIBIT B

                       TO:       EIGER TECHNOLOGY INC. (the "Corporation")

RELEASE

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in consideration of the sum of Ten Dollar ($10.00) of lawful money of Canada and for other good and valuable consideration (the receipt and sufficiency whereof are hereby irrevocably acknowledged) the undersigned does hereby remise, release and forever discharge the Corporation of and from all manner of actions, causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, bonds, covenants, contracts, claims, demands, damages (known or unknown), sums of money, and liabilities whatsoever both in law and in equity which against the Corporation the undersigned ever had, now has or hereafter can, shall or may have for or by reason of or in respect of any cause, act, matter or thing whatsoever existing up to and including the date hereof in connection with the undersigned's respective capacities as a director, shareholder and employee of the Corporation provided;

SAVE AND EXCEPT that this Release shall not be in respect of any rights the undersigned may have present to a Settlement Agreement dated August 24, 2007 between the undersigned and the Corporation.

The provisions hereof shall enure to the benefit of the Corporation and the Shareholders and their heirs, executors, administrators, successors, assigns and legal representatives, and shall be binding upon the undersigned and his/her respective heirs, executors, administrators, successors, assigns and legal representatives.

IN WITNESS WHEREOF the undersigned has duly executed these presents this 24th day of August, 2007.

SIGNED, SEALED AND DELIVERED

                     in the presence of

_____________________________                                                   /s/ GERRY RACICOT

  Witness                                                                                              Gerry Racicot